UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 21, 2023
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THE AES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-12291	54-1163725
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4300 Wilson Boulevard		22203 (Zip Code)
Arlington,
VA
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(703) 522-1315
NOT APPLICABLE
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange
Corporate Units	AESC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On July 21, 2023, the Board of Directors (the “Board”) of The AES Corporation (“AES” or the “Company”) agreed that Bernerd Da Santos, currently serving as Executive Vice President, Chief Operating Officer (“COO”) and President of AES’ Renewables Strategic Business Unit (“SBU”), will step down from his position as COO, effective July 24, 2023, so that he may focus on his roles as Executive Vice President and President of AES’ Renewables SBU.

On July 21, 2023, the Board appointed Ricardo Manuel Falú to serve as AES’ Senior Vice President and COO, effective July 24, 2023. Mr. Falú, age 43, currently serves as AES’ Senior Vice President and Chief Strategy and Commercial Officer, and has held these positions since August 2022. Since March 2023, Mr. Falú has also served as President of the New Energy Technologies SBU.

Mr. Falú joined AES in 2003 and prior to his current roles, served as President of the Andes region from January 2022 to August 2022 and Chief Executive Officer of AES Andes from April 2018 to August 2022, which include AES Chile, AES Colombia and AES Argentina. Before that, Mr. Falú served as the Chief Financial Officer for the Company’s businesses in the Andes region from 2014 to April 2018.

There are no family relationships, as defined in Item 401(d) of Regulation S-K, between Mr. Falú and any of the Company’s directors or executive officers, or persons nominated or chosen to become a director or an executive officer of AES. There is no arrangement or understanding between Mr. Falú and any other person pursuant to which he was selected as the Company’s Senior Vice President and COO. Mr. Falú does not have any direct or indirect material interest in any transaction or proposed transaction required to be disclosed under Item 404(a) of Regulation S-K. There were no material changes made to Mr. Falú’s compensatory arrangements, or awards granted, in connection with his appointment as the Company’s Senior Vice President and COO.

Item 8.01 Other Events.

The Company today also announced that Kristina Lund, President of AES’ Utilities SBU, will be departing AES and has accepted the role of president for a renewable energy company. Ahmed Pasha, CFO of AES’ Utilities SBU, will serve as Acting President of the Utilities SBU.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Date:	July 24, 2023	By:	/s/ Paul L. Freedman
		Name:	Paul L. Freedman
		Title:	Executive Vice President, General Counsel and Corporate Secretary